UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

ARTIVION, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ANNUAL MEETING OF STOCKHOLDERS OF

ARTIVION

May 12, 2026, at 9:00 a.m. Eastern Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the virtual meeting, please visit edge.media-server.com/mmc/p/chse37tw (password: artivion2026) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting of Stockholders, Proxy Statement, proxy card, and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/01609

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20930030000000000000 0 051226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Thomas F. Ackerman
- ○ Daniel J. Bevevino
- ○ Marna P. Borgstrom
- ○ James W. Bullock
- ○ Jeffrey H. Burbank
- ○ Elizabeth A. Hoff
- ○ J. Patrick Mackin
- ○ Jon W. Salveson
- ○ Anthony B. Semedo

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To approve, by non-binding vote, the compensation paid to Artivion's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2026. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION'S NAMED EXECUTIVE OFFICERS, AND IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

ARTIVION

To be held on:

May 12, 2026, at 9:00 a.m. Eastern Time

Virtual Meeting – please visit edge.media-server.com/mmc/p/chse37tw (password: artivion2026)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 28, 2026.

Please visit www.astproxyportal.com/ast/01609, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide**

E-MAIL: help@equiniti.com

WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com until 11:59 p.m. Eastern Time the day before the meeting.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the virtual meeting, please visit edge.media-server.com/mmc/p/chse37tw (password: artivion2026) and be sure to have your control number available.

TELEPHONE: Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have this notice available when you call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS

NOMINEES:

Thomas F. Ackerman
Daniel J. Bevevino
Marna P. Borgstrom
James W. Bullock
Jeffrey H. Burbank
Elizabeth A. Hoff
J. Patrick Mackin
Jon W. Salveson
Anthony B. Semedo

Please note that you cannot use this notice to vote by mail.

2. To approve, by non-binding vote, the compensation paid to Artivion's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3. To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2026.

4. In their discretion, upon such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES IN THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION'S NAMED EXECUTIVE OFFICERS, AND FOR RATIFICATION OF THE PRELIMINARY APPROVAL OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.